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                                                                    EXHIBIT 23.1







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the inclusion of our reports dated February 21, 1997, included in Amendment No. 5 to Form 10-K/A for the year ended December 31, 1996 in this Form S-8 of Coventry Corporation dated November 5, 1997.


                                                 /s/ Arthur Andersen LLP
                                                 -----------------------
                                                     ARTHUR ANDERSEN LLP


Nashville, Tennessee
November 4, 1997